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                                   PAULA FINANCIAL
                                PARENT AND AFFILIATES
                     COST ALLOCATION AND REIMBURSEMENT AGREEMENT
                                   JANUARY 1, 1993






























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                                PARENT AND AFFILIATES
                     COST ALLOCATION AND REIMBURSEMENT AGREEMENT

This PARENT AND AFFILIATES COST ALLOCATION AND REIMBURSEMENT AGREEMENT (this "Agreement") is entered into effective as of January 1, 1993 (the "Effective Date"), by and among PAULA Financial (the "Parent"), and the following entities, hereinafter referred to collectively as the "Affiliates," and each, individually, as an "Affiliate": Paula Insurance Company, Paula Assurance Company, Pan American Underwriters, Inc., Pan American Underwriters Insurance Agents and Brokers, and Pan Pacific Benefit Administrators.

                                       RECITALS

    (A) Paula Insurance Company, Pan American Underwriters, Inc., Pan American Underwriters Insurance Agents and Brokers, and Pan Pacific Benefit Administrators are a wholly-owned subsidiaries of PAULA Financial.

    (B) Paula Assurance Company is a wholly-owned subsidiary of Paula Insurance Company.

    (C) As described herein, the Parent desires to perform certain functions on behalf of and provide certain services to each of the Affiliates. In connection with performing such functions and providing such services, the Parent will incur certain costs and

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expenses that are allocable among the Affiliates.

    (D) The Parent desires to be reimbursed by the Affiliates for the costs and expenses that the Parent incurs in performing such functions and services, and the Affiliates desire to reimburse the Parent for their allocable share of the same.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.   SERVICES PROVIDED

         A. As described herein, the Parent desires to perform certain functions on behalf of and provide certain services to the Affiliates, including, but not limited to, services relating to such matters as general office and corporate administration, human resources, auto rent, and other related services.

         B. All services rendered to the Affiliates hereunder will be provided in compliance with all applicable laws, regulations and rulings issued by the California Department of Insurance and governmental authorities in all other jurisdictions in which the Parent and the Affiliates transact business.


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         C.   Notwithstanding the services provided hereunder, each of the
Affiliates shall retain the ultimate responsibility for their own general office administration, employees and other related matters.

    2.   COST ALLOCATION/REIMBURSEMENT BASIS

         A.   During the term of this Agreement, the services described in
Section 1 hereof shall be made available to the Affiliates on a cost allocation/reimbursement basis, in accordance with generally accepted accounting principles, as follows:

    Services                 Basis/Method

    Administration           Proportionate employee population

    Human resources          Proportionate employee population

    Auto Rent                Purchase cost and related expenses


         B. Additionally, an Affiliate shall reimburse the Parent within thirty (30) days after the receipt by such Affiliate of an invoice for any direct costs or expenses paid to any third party by the Parent in connection with services provided to that Affiliate under this Agreement. Such amounts shall not be included in determining the allocations contemplated by Section 2.A. hereof.

         C.   Payment for the services contemplated by this


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Agreement shall commence as of the Effective Date and shall be paid to the
Parent as mutually agreed upon by the parties hereto; however, no less frequently than quarterly after the Effective Date.

         D. The basis for the cost allocation and reimbursements made hereunder shall be reviewed by the parties hereto from time to time, but no less frequently than annually, and, if required in order to comply with applicable law, this Agreement shall be appropriately amended so as to ensure that the cost allocation and reimbursements provided for hereunder are made in accordance with generally accepted accounting principles. In addition, the books, accounts and records of each of the parties hereto shall be maintained in such a manner so as to evidence the reasonableness of the cost allocation and reimbursements made hereunder.

         E. The Parent and Affiliates agree that the Insurance Departments of the State of California and Arizona may examine, audit and inspect the books accounts and records of each of the parties hereto with regard to the services provided hereunder

    3.   BOOKS AND RECORDS

         A.   All books of accounts, documents, vouchers, letters


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and all other papers and records in the possession of the Parent and relating to the business transacted under this Agreement shall be deemed to be the property of the party to whom such items relate and shall be delivered, where practical, to the home office of the appropriate Affiliate upon such affiliate ceasing to be a party to this Agreement.

         B. Copies of purchases and sales invoices shall be retained by the Parent at its home office in California.

         C. Upon the request of an Affiliate, the Parent will provide the requesting Affiliate (or any third party-authorized by such parties) with any documentation or information regarding the services provided to such Affiliate by the Parent hereunder.

    4.   TERM

         A. The term of this Agreement shall be for a one year period commencing immediately upon the Effective Date. This Agreement shall automatically renew thereafter for successive like periods.

         B. This Agreement may be terminated as follows: (1) at any time by the mutual written consent of each of the parties hereto; (2) by the Parent upon ninety (90) days' written notice to

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each of the Affiliates; (3) any Affiliate may terminate its participation in this Agreement at any time upon ninety (90) days' written notice to the other parties hereto.

    5.   GENERAL PROVISIONS

         (a) This Agreement constitutes an integration, (b) any amendment hereto must be in writing, (c) in the event of any dispute hereunder, the prevailing party shall be entitled to attorneys' fees, (d) this Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns, (e) California law shall apply to the interpretation of the provisions hereof, and (f) this Agreement and the documents referred to herein constitute the entire understanding and agreement of the parties, and supersede all prior or contemporaneous agreements.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


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Parent;                                Affiliates


PAULA Financial                        Pan American Underwriters, Inc

By:/s/ Roger G. Teig                   By:/s/ Leroy J. Combs
   ---------------------------                 -------------------------------
Title: Chairman/CEO                         Title: President
      ------------------------                    ----------------------------

                                       Pan American Underwriters
                                       Insurance Agents & Brokers

                                            By: /s/ Leroy J. Combs
                                               -------------------------------
                                            Title: President
                                                  ----------------------------

                                       Paula Insurance Company

                                            By: /s/ Norman Schnider
                                               -------------------------------
                                            Title: President
                                                  ----------------------------

                                       Paula Assurance Company

                                            By: /s/ Norman Schnider
                                               -------------------------------
                                            Title: President
                                                  ----------------------------

Attest:                                Pan Pacific Benefit Administrators


/s/ Dorothy J. Neubauer                By: /s/ Leroy J. Combs
------------------------------                 -------------------------------
                                            Title: President
                                                  ----------------------------

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                                    AMENDMENT NO 1
                            Attached to and made a part of
                                Parent and Affiliates
                     Cost Allocation and Reimbursement Agreement

This Amendment No. l is entered into effective as of December 9, 1994, by and among the parties to that certain Parent and Affiliates Cost Allocation and Reimbursement Agreement dated as of January 1, 1993 (the "Agreement").

WHEREAS, on December 8, 1994 Oregon Risk Management, Inc., an Oregon corporation ("ORM"), a wholly-owned subsidiary of Paula Financial, purchased substantially all of the assets of three Oregon corporations involved in the business of placing workers' compensation and other insurance coverage with insurance carriers and commenced business as an insurance agency;

WHEREAS, it is anticipated that the Parent (as defined in the Agreement) will from time to time perform certain functions on behalf of and provide certain services to ORM;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Agreement shall be amended as follows:

1. The terms "Affiliates" and "Affiliate" as defined in the introductory paragraph of the Agreement, shall henceforth include ORM as well as Paula Insurance Company, Paula Assurance Company, Pan American Underwriters, Inc. Pan American Underwriters Insurance Agents and Brokers, Inc. and Pan Pacific Benefit Administrators, Inc.

2.  Paragraph 2. E. shall be amended and restated to read in full as follows:

    "E. The Parent and Affiliates agree that the Insurance Departments of the States of California, Arizona and Oregon may examine, audit and inspect the books, accounts and records of each party hereto with regard to the services provided hereunder."

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first date written above.

Affiliates:                            Parent:

PAULA INSURANCE COMPANY                PAULA FINANCIAL


By: /s/ [ILLEGIBLE]                    By: /s/ [ILLEGIBLE]
   ---------------------------            --------------------------------
Its: President/CEO                     Its: President/CEO
    --------------------------             -------------------------------


PAN AMERICAN INSURANCE
AGENTS AND BROKERS, INC.


By: /s/ [ILLEGIBLE]
   ---------------------------
Its: President/CEO
    --------------------------

                          (Signatures Continue on Next Page)



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OREGON RISK MANAGEMENT, INC.


By: /s/ [ILLEGIBLE]
   ---------------------------
Its: President/CEO
    --------------------------


PAULA ASSURANCE COMPANY


By /s/ [ILLEGIBLE]
   ---------------------------
Its: President/CEO
    --------------------------


PAN PACIFIC BENEFIT
ADMINISTRATORS, INC.


By: /s/ [ILLEGIBLE]
   ---------------------------
Its: President/CEO
    --------------------------


PAN AMERICAN UNDERWRITERS, INC.


By: /s/ [ILLEGIBLE]
   ---------------------------
Its: President/CEO
    --------------------------